EXHIBIT A TO
EXCLUSIVE DISTRIBUTION AGREEMENT

SHARE ISSUANCE AND CORPORATE
GOVERNANCE AGREEMENT

This Share Issuance and Corporate Governance Agreement (this "SICG Agreement") dated as of June 15, 2006, on the one hand by and between Sentex SENSing Technologies, Inc., a New Jersey corporation ("Sentex"), and 1st Management Finance, Inc. Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands ("1stMF") under its authority as principal owner of Security IT Vision, Inc., an Oregon corporation ("SecITV"); and, in part, is also by and between Henrik Rubinstein ("HR") and Robert Kendall ("RK"). This SICG Agreement is referred to as Exhibit A in Section 1.2 of the Exclusive Distribution Agreement ("Distribution Agreement"), and is made a part thereof and incorporated therein by reference as if fully rewritten therein. "SecITV" and "Sentex" are at times referred to jointly herein as the "Corporate Parties" and singularly as a "Corporate Party." Similarly, HR and RK are at times referred to herein jointly as the "Parties" and singularly as a "Party."

WITNESSETH:

WHEREAS, Sentex and SecITV, are parties to the Distribution Agreement, pursuant to which, among other things, SecITV is providing to Sentex the exclusive distribution rights to the Technology, pursuant to which, among other things, Sentex will distribute and sell Products incorporating the Technology;

WHEREAS, it is a condition precedent to the Distribution Agreement that SecITV and Sentex enter into this SICG Agreement; and

WHEREAS, Sentex desires to issue to 1stMF and other accredited investors ("Other Transferees") a total of 69,082,924 shares (the "Shares") of the common stock, no par value, of Sentex (the "Common Stock"), and 1stMF, as well as the other transferees, agree to accept the Shares from Sentex in consideration of the grant of the Distribution Agreement, as well as other

work and effort that has been done with respect to the overall transaction to which this SICG Agreement is only a part;

WHEREAS, all capitalized terms referred to herein shall have the same meaning as when used in the Distribution Agreement, except when the context reasonably read indicates otherwise;

WHEREAS, this document is referred to as Exhibit A in the Distribution Agreement and, as stated therein and herein, is incorporated in the Distribution Agreement by reference as if fully rewritten therein.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Corporate Parties as well as HR and RK, all of whom, as their "names" appear vis-à-vis each other, agree as follows:

PART I

1. ISSUANCE OF THE SHARES. In consideration of SecITV's execution and delivery of the Distribution Agreement, and the grant to Sentex of all of the rights provided to Sentex thereunder, Sentex at the Closing hereby agrees to issue the Shares to 1stMF and to the Other Transferees who are named in **Schedule 1** hereto, and who will receive that number of shares set opposite to the name of each.

2. CLOSING. The closing of this SICG Agreement (the "Closing") shall take place at the same place, date, and time as the closing of the Distribution Agreement.

3. REPRESENTATIONS AND WARRANTIES OF SENTEX. Sentex hereby represents and warrants to SecITV and the Other Transferees, as of the date hereof and as of the Closing, as follows:

a) Sentex has the corporate power and authority to execute and deliver this SICG Agreement and to consummate the transactions contemplated hereby. This SICG Agreement and the issuance of the Shares contemplated hereby have been duly authorized by all necessary corporate action on the part of Sentex. This SICG Agreement constitutes the valid and legally binding obligation of Sentex, enforceable against Sentex in accordance with its terms, except as may be limited by principles of equity or by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

b) The Shares are duly and validly issued, fully paid and non-assessable and free and clear of all liens, encumbrances, security interests, restrictions, options or other restrictions other than those imposed upon the Shares pursuant to applicable federal and state Shares laws.

c) Sentex was incorporated under the laws of the State of New Jersey, and, to our knowledge, is in good standing under the laws of the jurisdiction in which it was formed.

d) The authorized capital of Sentex consists of 200,000,000 shares of Common Stock authorized with 103,764,911 shares of Common Stock issued and outstanding at the present time.

e) The Shares are to be issued pursuant to Rule 506 promulgated under the Securities Act of 1933, as amended (the "Act").

4. REPRESENTATIONS AND WARRANTIES OF SECITV. SecITV hereby represents and warrants to Sentex as of the Closing as follows:

a) 1stMF has the requisite power, capacity and authority to execute and deliver this SICG Agreement and to consummate the transactions contemplated hereby. All action on the part of SecITV necessary for the authorization, execution, delivery and performance of this SICG Agreement has been taken.

b) This SICG Agreement constitutes the valid and binding obligation of SecITV, enforceable against SecITV in accordance with its terms, except as may be limited by principles of equity or by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

c) 1stMF is acquiring the shares of Sentex to be received by it, for investment, for its own account, and not with a view to the distribution of the Sentex Shares. In such connection, 1stMF and each of the Other Transferees, further represent and warrant that it understands that Sentex is issuing the Sentex Shares that it is designated to receive, to it in reliance upon an exemption from the registration requirements pursuant to Section 5 of the Shares Act (as hereinafter defined) and the rules and regulations thereunder. 1stMF and each of the Other Transferees agree that the Sentex Shares (other than those shares to be registered pursuant to this paragraph following such registration) may not be sold, transferred, pledged, hypothecated, assigned or otherwise disposed of by it unless Sentex shall have been supplied with evidence reasonably satisfactory to it and its counsel that such transfer is not in violation of the Shares Act. Furthermore, 1stMF and each of the Other Transferees understand that the certificates for the Sentex Shares shall bear an appropriate restrictive legend to reflect the foregoing restrictions and that stop transfer instructions will be placed against the Sentex Shares with respect thereto. 1stMF and each of the Other Transferees consent to the placing of such legend on the certificates for the Sentex Shares, as follows:

> OWNERSHIP, ENCUMBRANCE, PLEDGE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THE SHARES EVIDENCED BY THIS CERTIFICATE, AND ANY SHARES ISSUED IN LIEU THEREOF, ARE SUBJECT TO RESTRICTIONS CONTAINED IN A LICENSE AND RIGHTS AGREEMENT, A COPY OF WHICH HAS BEEN FILED AS AN EXHIBIT TO FORM 8-K.

> THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS ("STATE LAWS") AND HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED EXCEPT PURSUANT TO (i) AN

EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE ACT AND STATE LAWS; OR (ii) A TRANSACTION PERMITTED BY RULE 144 OR 145 UNDER THE ACT AND EQUIVALENT STATE LAWS FOR WHICH THE ISSUER HAS RECEIVED EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE PROVISIONS OF SUCH APPLICABLE RULE; OR (iii) AN OPINION OF COUNSEL SATISFACTORY TO ISSUER THAT SUCH SHARES ARE EXEMPT FROM THE REGISTRATION PROVISIONS OF THE ACT AND STATE LAWS; OR (iv) A NO-ACTION LETTER FROM THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION AND THE APPLICABLE STATE DIVISIONS OF SECURITIES THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR STATE LAWS.

5. CONDITIONS TO CLOSING THIS SICG AGREEMENT.

It is understood and agreed that SecITV has through fiscal year ending 2005 a financial statement showing a $ –0- U.S.. SENS has no additional obligations other than those reflected in 10Q end of May 2006. The value of the corporation was essentially $ –0- U.S..The market capitalication was based on speculative values, the corporation is a startup company called Sentex SENSing Technologies, Inc., because of lack of products and assets for sale. Therefore we state and warrant:

a) SENS have filed correct reports up to this date to the SEC. No legal proceedings are active or issued against or for SENS or stated as unresolved and ongoing.

b) Regency as it may pertain to RK/CPS and SENS, will handle its billings, loans, credits to SENS as a venture capital funding.

c) Parties do not have any other obligations other than what has been stated or presented during the due diligance process

6. REGISTRATION RIGHTS.

a) DEMAND RIGHT. For a period of one (1) year commencing no later than ninety (90) days after the Closing, 1stMF shall have the right to make one demand for Sentex to file a registration statement under the Shares Act of 1933 (the "Shares Act")

on Form SB-2 (or such other form as is available to Sentex) (a "Registration Statement"), as amended covering the resale of no more than 100,000,000 (the "Registrable Shares") of the Shares in the open market and shall maintain such Registration Statement as effective for a continuous period lasting until the earlier of (i) twelve (12) months from the date of effectiveness of such registration or (ii) such time as all the Registrable Shares desired to be registered by 1stMF have been sold (the "Effectiveness Period").

b) PIGGYBACK RIGHTS. In addition to the foregoing, if at any time during the Effectiveness Period there is not one or more Registration Statements covering the resale of all Shares, and Sentex shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Shares Act of any of its equity Shares, other than on Form S-4 or Form S-8 (each as promulgated under the Shares Act) or their then equivalents relating to equity Shares to be issued solely in connection with any acquisition of any entity or business or equity Shares issuable in connection with stock option or other employee benefit plans, then Sentex shall send to SecITV written notice of such determination at least 40 calendar days prior to the filing of such registration statement and if, within 15 calendar days after receipt of such notice SecITV shall so request in writing, Sentex shall include in such registration statement the Closing Shares requested by SecITV to be so included (which could include shares of Other Transferees which shall receive like notice and time limitation), subject to the sole and absolute discretion of Sentex and that of its lead underwriter, if the offering is to be underwritten.

<u>PART II</u>

7. This portion of this SICG Agreement relates to agreements made by and between RK, HR, and Balmoral Financial Services Company/Viewpoint Technology, Inc., each sited in Dublin, Ohio (collectively, "Balmoral").

a) Balmoral is committed, under a best-efforts basis, to raise $600,000 for start-up funding that Sentex will require in order to initiate operations. It is contemplated and agreed that RK will sell (cause to be sold) a total of 10,000,000 of his Shares of

Common Stock (48,019,814 Shares), if same can be released from the bank to which they currently are pledged. If said Shares are released, it is contemplated by the Corporate Parties that the initially-required aforesaid sum of $60,000.00 will be obtained by a sale of RK's Shares. The funds so raised will be placed in Sentex's account as initial working capital. In consideration of RK agreeing to and permitting 10,000,000 of his Shares of Common Stock, of which it is contemplated 1,000,000 Shares of Common Stock will be sold pursuant to Rule 144 of the Act, with the remaining 9,000,000 Shares to be sold either in a private transaction or through the means of an effective registration statement filed with the Securities and Exchange Commission. All of such Shares, if and when sold, will be sold to and for the benefit of Sentex, because RK will contribute the funds received by the sale of all of such Shares to Sentex for additional working capital. Sentex will provide RK with an agreement akin to a promissory note (referred to herein as the "Note") which will clearly set forth that Sentex owes 10,000,000 Shares of its unissued or treasury stock (the "Replacement Shares") to RK as and for the replacement for RK's 10,000,000 Shares sold. The form of such Note is attached hereto as **Exhibit A** and made a part hereof by reference. It is contemplated that the Note will have a date certain when the 10,000,000 Shares will be replaced to RK by Sentex. This 10,000,000 share replacement to RK by Sentex will not be affected by the trading price of the Shares at the time that Sentex issues Replacement Shares to RK in accordance herewith. RK understands that by taking new Shares from Sentex, his holding period with respect to the newly-issued 10,000,000 Shares will start anew, which has implications for sales under Rule 144. His contribution to capital should increase the basis of the Shares of Sentex which he owns.

b) Balmoral will raise, on a best-efforts basis, funding for the contemplated transaction in the following manner:

i) As additional start-up funding, they are to raise $600,000.00 U.S.

ii) As project funding, they are organizing the raising of approximately $30,000,000.00 U.S. by means of a registration

statement to be filed under the Act. This could be through a brokered or non-brokered transaction. Balmoral is not a broker dealer.

iii) Provide for PIPE or other financing to be initiated and organized by Balmoral, which will most likely require a registration statement. This should be done as soon as practical.

c) If the PIPE financing requires a registration statement with the Securities and Exchange Commission, then it is possible that one registration statement can be filed for both financings.

d) When available by applicable law, Balmoral and Viewpoint, pursuant to Rule 506, are to receive a total of 27,000,000 Rule 144 Shares, to be split 15,000,000 Shares to Balmoral and 12,000,000 Shares to Viewpoint for services rendered by each through January 20, 2006. Likewise, SecITV is to receive an aggregate of 69,082,924 Rule 144 Shares to be issued in consideration for its transferring the distribution rights, as set forth in the Exclusive Distribution Agreement, to Sentex, of which this document is Exhibit A.

e) The Shares to be transferred pursuant to this Agreement to: (1) SecITV or 1st Management Finance, Inc. ("1stMF") as referred to herein; (2) Balmoral Financial Services Company and Viewpoint Technology, Inc. shall be placed in escrow in accordance with the terms of the Escrow Agreement, the form of which is **Exhibit I** to this Agreement.

f) Notwithstanding the provisions of Subsection (d) above, it is agreed that the Transfer Agent will issue shares either to SecITV or to 1st MANAGEMENT FINANCE, INC. ("1stMF") (the parent of SecITV) in accordance with written instructions issued by HR to each of Sentex and the Transfer Agent prior to the date on which all shares are to be transferred to SecITV, 1stMF, and Balmoral Financial Services

Company/Viewpoint Technology, Inc. as same are to be transferred in accordance with this Agreement.

g) As aforesaid, a total of 47,719,814 Shares of RK's Common Stock have been pledged to his bank. Notwithstanding, it is agreed by RK and HR that, subject to the exception noted below, within 180 days of the Closing of this Agreement (closing means all required action like fillings, publications and other neccessary actions are accepted and required by SEC and the shareholders making the agreements done by the principals valid and active to the public) , RK will be paid $.05 U.S. per Share for 40,000,000 of the Shares he owns, for a total of $2,000,000. This sale shall be accomplished by one of three methods as follows: (i) HR will either purchase said Shares for his own account; (ii) HR will arrange for private investors to purchase said Shares in a private offering; or (iii) HR will cause said funds to be raised through a public offering to be made under the auspices of the Securities and Exchange Commission. It is understood by the Parties that HR's agreement as aforesaid in this subsection 7(e) is a firm commitment on his part and, along with the return of the 10,000,000 Replacement Shares to him as is set forth herein and expanded in the Note, is a major inducement for RK entering into this Agreement as well as the Exclusive Distribution Agreement.

Notwithstanding and superseding the foregoing, if RK, in his sole and absolute discretion, determines in case CPS / RK will retain the 40,000,000 shares based on value of USD 0.05 as a principal funding amount in US$ on closing of the transaction with SecITV, as a mezzanine financing, SecITv will pay back after 24 months the USD $0.08 per share as a funding value, no matter of the today valuation of the share prices (that means the difference on US$ 0,03 will be handled as interst amount)to CPS/RK.

h) Notwithstanding any other provision hereof, it is contemplated that RK will retain approximately 8,000,000 Shares of Sentex on an ongoing basis

i) All Parties agree that Balmoral is acting for both principals. Balmoral will use its best efforts to organize, subsequent to the Closing, PIPE equity or another equity line conditioned upon Closing after all conditions to Closing are met and this SICG

Agreement is closed. It is contemplated that this financing will raise at least $30,000,000.00 U.S. and will require other legal filings, including a registration statement. Sentex agrees to keep its filings up to date in accordance with the rules and regulations of the Securities and Exchange Commission, and it also agrees that its new board of directors will pass appropriate resolutions that state that the $30,000,000 U.S. (not of expenses) of funds, if and when received through the contemplated registration statement, will be used by Sentex as additional working capital, in order to permit Sentex to continue to work on its project. Promptly after the Closing of this SICG Agreement, but subject to legal review and advice, Sentex shall enter into a commitment for PIPE or other financing on terms satisfactory to Sentex, which will be discussed. Both Sentex and SecITV agree that they will pay their own legal, accounting, and other out-of-pocket expenses incurred in connection with the preparation of the Exclusive Distribution Agreement, as well as this SICG Agreement.

j) At and after the Closing, Sentex agrees to take all necessary action to remain on the so-called NASD electronic bulletin board for a period of at least 90 days or a longer period if same is required to allow Sentex shares to be traded in a market other than the electronic bulletin board.

8. EMPLOYMENT AGREEMENT. The parties agree that as soon as practical post closing each will enter into an employment agreement which will provide that neither party can be terminated by Sentex other than for good cause. "Cause" shall mean the following: the party is convicted of any felony or any misdemeanor involving fraud or dishonesty; or the party fails or refuses to perform, in any material respect, the written policies or directives of the President or the Board or takes or omits to take any actions which individually or in the aggregate constitute a material breach of this SICG Agreement, and in either case such failure continues for five (5) days following his receipt of written notice of such failure from Sentex.

9. OFFICERS AND DIRECTORS. It is contemplated that after the Closing of this SICG Agreement, that the directors of Sentex shall be HR and RK.

a) HR will also be the president of Sentex and one of the two signatories required for issuance of all checks and other negotiable instruments to be issued by Sentex.

b) RK will also be chairman of the board of directors, treasurer, and, subject to the following, will also be a required signatory for issuance of all checks and other negotiable instruments to be issued by Sentex.

c) Notwithstanding the foregoing Parts a and b, after CPS/RK have sold their aggregate 40,000,000 shares discussed above, then HR will be a single signatory on all checks and other negotiable instruments issued by Sentex and will become its CEO.

d) After the occurrence described in clause c, and, in any event, no later than the end of second fiscal business year of new Sentex. RK will officially retire from business. However, if he is available he shall become a consultant to Sentex with details to fairly be worked out in good faith to the mutual benefit of the parties.

e) As part of this transaction and at a time to be chosen by RK in his sole and absolute discretion, it is contemplated that RK will contribute $4,000,000.00 U.S. of the total $7,500,000.00 U.S. debt owed to RK by Sentex (the "Sentex Debt"), which debt, in turn, will be sold to investors arranged by SecITV under a best effort basis. The funds obtained from the sale of the referenced portion of the Sentex Debt will be infused into Sentex as working capital.

10. DEBT TRANSFER. To further expedite the transaction, RK will contribute $4,000,000.00 U.S. of the Sentex Debt owed to him, which it is contemplated will be sold to investors to be arranged by SecITV. The funds obtained from this sold Debt will be contributed to and used by Sentex as additional working capital. The balance of the Debt (i.e., $3,500,000.00 U.S. plus accrued interest) will be retained by RK until the 40,000,000 Shares have been sold. Thereafter, the remaining Debt will be split equally among the three principals (i.e., RK, HR, and Balmoral), over a three (3) year period, to be distributed monthly, after results are published. These investor funds, when obtained, will be used by Sentex to advance the

projects approved by the board of directors. The transferable debt instruments evidencing all indebtedness of Sentex will be free and clear of all liens, encumbrances, and restrictions other than those imposed by state and federal securities law, together with such stock powers and other arrangements as may be necessary to transfer title.

PART III

11. RISK FACTORS. The following risk factors identify important factors that could cause Sentex's post-closing actual result. These risk factors make the offering speculative or risky. The risk factors listed are the material risks we believe investors should consider when deciding to invest in our business:

a) WE HAVE NOT YET COMMENCED SIGNIFICANT OPERATIONS AND MAY CONTINUE TO INCUR SUBSTANTIAL LOSSES, AND OUR FUTURE PROFITABILITY IS UNCERTAIN. Significant operations may have not yet commenced. As of May 31, 2006, Sentex had $5,246 in earned revenue, and our accumulated deficit was approximately $-10,560,400. We have not yet generated significant revenues from any products and may incur substantial and increased losses in the future. The timing of the manufacture, delivery, sale, and installation of our Technology depends heavily on the time and resources available from our customers and delays caused thereby may impact the timing of our receipt of revenue. We cannot give any assurance that we will ever achieve significant revenues from product sales or become profitable. We require, and will continue to require, the commitment of substantial financial and personnel resources to develop, market and sell our products. The cost of obtaining outside financing to initiate operations is very uncertain and costly. We cannot give any assurance that our product development, marketing and selling efforts will be successfully completed or be profitable. In this regard, Sentex will transmit herewith to you our most recent Form 10-KSB (dated April 18, 2006), Form 10-QSB (dated April 21, 2006), Form 8-K (dated November 29, 2005), and press release (dated May 4, 2006), as well as other information required to be transmitted to each Transferee, and by executing this SICG Agreement, each Transferee acknowledges receipt of same.

b) SENTEX WILL REQUIRE ADDITIONAL FINANCING WHICH MAY NOT BE AVAILABLE. The development, marketing and sales of our products will require the commitment of substantial resources to bring our products to market. As of May 31, 2006, we had approximately $-0- in cash and cash equivalents and short-term investments (including $-0- in restricted cash). These funds will not be sufficient to meet our operating cash requirements including any debt service for the near term. Therefore, we will need to raise additional funds through additional equity or debt financing or from other sources in order to successfully develop, market and sell our products. Additional debt financing could be very costly, and additional equity financing may substantially dilute existing shareholders. Moreover there can be no assurances that we will be able to raise adequate funds, and this may have a material adverse effect on our ability to develop, market and sell our products and to continue operations.

c) OUR QUARTERLY OPERATING RESULTS TO DATED HAVE BEEN NEGATIVE AND MAY FLUCTUATE, WHICH MAY NEGATIVELY AFFECT OUR ABILITY TO OBTAIN FINANCING IN THE FUTURE. Based on the business and industry we hope to enter, we may experience significant fluctuations in our future quarterly operating results due to a variety of factors, many of which are outside our control. Factors that may adversely affect our quarterly operating results include:

i) our ability to attract new customers at a steady rate and maintain customer satisfaction,

ii) the ability to manage a long and unpredictable sales cycle,

iii) the demand for the products and services we intend to market,

iv) the amount and timing of capital expenditures and other costs relating to the expansion of our operations,

v) the introduction of new or enhanced services by us or our competitors, and

vi) economic conditions specific to the Products we distribute or a portion of the technology market that negatively affects us.

d) OPERATING IN A HIGHLY COMPETITIVE INDUSTRY, WE DEPEND UPON THE ABILITY OF OUR BUSINESS TO REMAIN COMPETITIVE. The recognition system industry is highly competitive, and has few barriers to entry. There are numerous competitors who may offer the same or similar services and products of the type we offer. We can provide no assurance that additional competitors will not enter markets that we intend to serve, particularly since the identity fraud detection and prevention industry is one that is burgeoning and critical to current needs in the financial industry, as well as all other industries that require individual identification for security purposes, as influenced by regulatory agencies and present-day commerce.

We believe that our ability to compete depends on many factors each within and beyond our control, including the following:

i) the timing and market acceptance of our business model,

ii) our competitors' ability to gain market control,

iii) the success of our marketing efforts,

iv) using current relations to extend all business sales and marketing,

v) consumer dissatisfaction with, or problems caused by, the performance of our products and solutions, and

vi) changes in government regulation may negatively impact our business.

e) AT PRESENT, SENTEX IS A PENNY STOCK COMPANY WITH NO OPERATING BUSINESS, AND IS TRADED ON THE OVER-THE-COUNTER BULLETIN BOARD UNDER NASDAQ. OUR SIZE, STRATEGIC PLANNING, FINANCING, AND TECHNICAL EXPENSE DEPENDS UPON OBTAINING APPROPRIATE FINANCING AS IS SET FORTH HEREIN, AS WELL AS

RETAINING KEY EMPLOYEES TO INITIATE AND CONTINUE OPERATIONS. Our future performance will depend significantly on the service and performance of our directors and president, HR, and on RK, the chairman of our board of directors. We do not have employment agreements with either of the foregoing. The loss of services of either of these individuals could seriously impair our ability to operate our business, compete in our industry, and improve our products and services.

f) SENTEX MUST CONTINUE TO ATTRACT, TRAIN, MOTIVATE AND RETAIN PERSONNEL WITH TECHNICAL EXPERTISE AND WITH EXPERIENCE IN THE INDUSTRY IN WHICH WE EXPECT TO DO BUSINESS. Given the highly competitive nature of our industry, in order to be successful we must attract, train, motivate and retain highly qualified personnel skilled in technology relating to our Technology and products, particularly in the areas of sales and marketing. Because the competition for qualified employees is intense, hiring, training, motivating, retaining and managing employees with the strategic and technical skills we need is both time-consuming and expensive. If we fail to attract, train and retain key personnel, we may experience delays in marketing and commercialization of our products and services.

g) BECAUSE OUR PRODUCTS RELY ON TECHNOLOGY THAT WE USE ON AN EXCLUSIVE, WORLDWIDE BASIS, OUR BUSINESS WILL SUFFER IF OUR SUPPLIER, WHICH IS OUR AFFILIATE, FAILS TO PROTECT ITS INTELLECTUAL PROPERTY RIGHTS TO THAT TECHNOLOGY AGAINST INFRINGEMENT BY COMPETITORS. To protect the intellectual property rights we use, we rely on SecITV to use a combination of copyright and trade secret laws and restrictions on disclosure. Despite our efforts to protect the proprietary rights we use, unauthorized parties may copy or otherwise obtain and use the Technology and solutions we may use. Monitoring unauthorized use of the Technology is difficult, and the steps we have taken may not prevent unauthorized use of our Technology, particularly in foreign countries where the laws may not protect proprietary results as fully as in the United States. If we fail to protect the intellectual property we are permitted to use, other companies may use such intellectual property to offer competitive

products at lower prices. If we fail to compete effectively against these companies, we could lose customers and experience a decline in sales of our solutions and revenues.

h) <u>EFFORTS TO PROTECT THE INTELLECTUAL PROPERTY AGAINST POTENTIAL INFRINGEMENT BY OTHERS AS WELL AS DEFENDING THE INTELLECTUAL PROPERTY FROM POTENTIAL INFRINGEMENT CLAIMS BY OTHERS MAY CAUSE US TO BECOME INVOLVED IN COSTLY AND LENGTHY LITIGATION</u>. Although neither Sentex nor SecITV are currently involved in any intellectual property litigation, we or it may become party to litigation in the future either to protect such intellectual property or as a result of an alleged infringement by us of the intellectual property of others. These claims and any resulting litigation could subject us to significant liability or invalidate our rights to use the Technology in our Products. Litigation, regardless of the merits of the claim or outcome, could consume a great deal of our time and money and would divert management time and attention away from our core business. Any potential intellectual property litigation could force us to do one or more of the following:

i) stop using the challenged intellectual property or selling our products or services that incorporate it;

ii) obtain a license to use the challenged intellectual property or to sell products or services that incorporate it, which could be costly or unavailable;

iii) redesign those products or services that are based on or incorporate the challenged intellectual property, which could be costly and time consuming or could adversely affect the functionality and market acceptance of our products.

If we must take any of the foregoing actions, we may be unable to distribute our Products, which would substantially reduce our revenues.

i) <u>WE MUST DEVELOP, PRODUCE AND ESTABLISH NEW PRODUCTS AND SERVICES THAT KEEP UP WITH RAPID TECHNOLOGICAL CHANGE, ALL OF WHICH MAY</u>

REQUIRE TREMENDOUS AND ADAPTABLE INTELLECTUAL CAPITAL AND RAPID, LARGE-SCALE INVESTMENT THAT MAY NOT BE READILY AVAILABLE. The market for the Products employing the Technology is characterized by rapid technological changes, frequent software changes, frequent new products and service introductions and evolving industry standards. The introduction of services embodying new processes and technologies and the emergence of new industry standards can rapidly render existing services and Products obsolete and unmarketable. Our success in adjusting to rapid technological change will depend on our ability to:

i) develop and introduce new products and services some of which may be very expensive or untried that keep pace with technological developments and emerging industry standards;

ii) address the increasingly sophisticated and varied needs of customers;

iii) retain and train highly-technical personnel; and

iv) possibly at a future date acquire companies with new technology or employ additional personnel with specific intellectual property experience which we may require.

Due to inadequate technical expertise, insufficient finances or other reasons, we may be unable to accomplish these tasks. Such failure would have a material adverse effect on our operating results and financial condition and cause the enterprise to fail and cause investors to incur a substantial or a complete loss.

j) WE MAY CONTINUE TO INCUR INCREASED COSTS RESULTING FROM ADDITIONAL FEDERAL, STATE AND MARKETPLACE REGULATION THAT MAY, AT THE TIME OF THE IMPLEMENTATION, BE A SIGNIFICANT PERCENTAGE IN RELATION TO OUR REVENUE. As a public company, we will continue to incur significant legal, accounting and other expenses. We also anticipate that we will incur costs associated with corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002

(the "Sarbanes-Oxley Act"), as well as new rules implemented by the Securities and Exchange Commission and NASDAQ including but not limited to the enforcement of Section 404 of the Sarbanes-Oxley Act and the implementation of more stringent controls and procedures over Sentex's operations in order to remain in compliance therewith. We may not have the funds to pay for all the expertise required by the Sarbanes-Oxley Act, in which case there could be a significant potential for civil and criminal liability. We expect these rules and regulations to increase our legal and financial compliance costs and to make some activities such as quarterly year-end closing of books more time-consuming and costly. At this time, we do not carry director and officer liability insurance. However, if we determine to obtain such insurance, weexpect that said rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance, and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers.

The resale of Shares issued pursuant to this SICG Agreement, if not properly registered under a registration statement filed with the Securities and Exchange Commission, which is time-consuming and costly, will require compliance with Rule 144, which contains a number of conditions, one of which is that the shares issued under Rule 144 must be held for at least three (3) years. Other technical SEC provisions also must be complied with.

12. PENNY STOCK RULES. Our common Shares are subject to the SEC's penny stock rules, broker-dealers may experience difficulty in completing customer transactions and trading activity in our securities may be adversely affected. Presently, we have net tangible assets of less than $5,000,000 (i.e., $-0-), and our shares have a market price per share of less than $5.00 (i.e., approximately $.035 U.S.), transactions in our shares are subject to the "penny stock" rules promulgated under the Securities Exchange Act of 1934, as amended. Under these rules, broker-dealers who recommend such securities to persons other than institutional accredited investors must:

a) make a special written suitability determination for the purchaser;

b) receive the purchaser's written agreement to a transaction prior to sale;

c) provide the purchaser with risk disclosure documents that identify certain risks associated with investing in "penny stocks" and that describe the market for these "penny stocks," as well as a purchaser's legal remedies; and

d) Obtain a signed and dated acknowledgement from the purchaser demonstrating that the purchaser has actually received the required risk disclosure document before a transaction in a "penny stock" can be completed.

Because our shares are subject to these rules, broker-dealers will find it more difficult to effect customer transactions than is the case of shares not subject to these restrictions, and trading activity in our shares may, depending on the type of sale contemplated, be materially adversely affected. As a result, the market price of our shares may be depressed, and you may find it more difficult to sell our securities.

13. GENERAL PROVISIONS. The General Provisions set forth in Section 17 of the Distribution Agreement shall, as is applicable, be incorporated in this SICG Agreement by reference as if fully rewritten herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this SICG Agreement as of the day and year first above written.

SENTEX SENSING TECHNOLOGIES, INC. ("Sentex")

By:________________________________
Name: Robert Kendall

Title: Chairman and President and Treasurer

1st MANAGEMENT FINANCE, INC. ("1STMF")
ACTING FOR
SECURITY IT VISION, INC. ("SecITV")

By: ________________________________
Name: Henrik Rubinstein

Title:Director

____
Robert Kendall, an individual

____
Henrik Rubinstein, an individual

Balmoral/Viewpoint, for One Dollar ($1.00) and other valuable consideration paid to it by each of the corporate and individual Parties hereto, the receipt and sufficiency of which it acknowledges, hereby agrees to be bound by all of its obligations and duties referred to in this SICG Agreement.

BALMORAL FINANCIAL SERVICES COMPANY/VIEWPOINT TECHNOLOGY, INC.

By: ________________________________
Name: Rodney Kincaid
Title: Director

Schedule 1 to Share Issuance and Corporate Governance Agreement

[Other Transferees]

Exhibit A
to Share Issuance and Corporate Governance Agreement

[form of Note]